EXHIBIT 23


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                            ANDERSON ASSOCIATES, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
                                7621 FITCH LANE
                           BALTIMORE, MARYLAND 21236
                                  410-882-8050

                         CONSENT OF INDEPENDENT AUDITORS




         As independent auditors, we hereby consent to the incorporation of our report, dated November 14, 2000, incorporated by reference in this annual report of WHG Bancshares Corporation on Form 10-KSB, into the Corporation's previously filed Form S-8 Registration Statement File No. 333-34659.




                                               /s/Anderson Associates LLP
                                               --------------------------------
                                               Anderson Associates LLP
Baltimore, Maryland
December 18, 2000